UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2021 (February 5, 2021)

The Music Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39985	85-3819449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9000 W. Sunset Blvd #1500 Hollywood, CA	90069
(Address of principal executive offices)	(Zip Code)

(747) 203-7219
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	TMAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	TMAC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On February 5, 2021, The Music Acquisition Corporation, a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), which included the full exercise of the underwriters’ option to purchase up to an additional 3,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-252152). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

As previously reported on a Current Report on Form 8-K of the Company filed on February 5, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement of an aggregate of 6,600,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $6,600,000 (the “Private Placement”).

A total of $230,000,000 of the net proceeds from the IPO and the Private Placement, including $8,050,000 of deferred underwriting discounts and commissions, was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of February 5, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited balance sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MUSIC ACQUISITION CORPORATION

	By:	/s/ Neil Jacobson
	Name:	Neil Jacobson
	Title:	Chief Executive Officer

Date: February 11, 2021

2